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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2004


                        FINANCIAL ASSET SECURITIES CORP.


 (as depositor under an Indenture, dated as of December 16, 2004, providing for, inter alia, the issuance of Asset Backed Notes, Series 2004-4)


                        Financial Asset Securities Corp.
                        --------------------------------

             (Exact name of registrant as specified in its charter)
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
         Delaware                                      333-11379                06-1442101
         --------                                      ---------                ----------
(State or Other Jurisdiction                           (Commission              (I.R.S. Employer
of Incorporation)                                      File Number)             Identification Number)

600 Steamboat Road
Greenwich, CT                                                            06830
-------------                                                            -----
(Address of Principal Executive Offices)                                 (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements.

             Not applicable.

         (b) PRO FORMA Financial Information.

             Not applicable.

         (c) Exhibits


         25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

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
                                    ITEM 601(A) OF
                                    REGULATION S-K
      EXHIBIT NO.                     EXHIBIT NO.                                    DESCRIPTION
      -----------                     -----------                                    -----------
           1                              25.1                   Statement of  Eligibility of Deutsche Bank National
                                                                 Trust Company on Form T-1 under the Trust Indenture Act
                                                                 of 1939 of a corporation designated to act as Trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 2004

                                          FINANCIAL ASSET SECURITIES CORP.


                                          By: /s/ Frank Skibo
                                              ----------------------------
                                          Name:   Frank Skibo
                                          Title:  Managing Director




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                                Index to Exhibits


    Exhibit No.                                 Description                                Sequentially Numbered
                                                                                                    Page
        25.1          Statement of  Eligibility of Deutsche Bank National Trust Company
                      on  Form  T-1  under  the  Trust  Indenture  Act  of  1939  of  a corporation designated to act as Trustee.



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                                  EXHIBIT 25.1